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                              Wanger Advisors Trust

                         Supplement dated March 11, 2004
                      to Prospectuses dated May 1, 2003 of
                          Wanger U.S. Smaller Companies
                                  Wanger Twenty
                              Wanger Foreign Forty

Portfolio Manager/Title Changes. Effective immediately, Ben Andrews has been named co-portfolio manager of Wanger Twenty, with John Park continuing as lead portfolio manager. Effective April 30, 2004, Mr. Andrews will become the sole lead portfolio manager of that Fund.

Mr. Andrews is a vice president of Wanger Advisors Trust and has been part of the Columbia Wanger Asset Management, L.P. ("CWAM") investment team since 1998, most recently as a senior technology analyst. His analytical experience includes covering a broad range of industries and special situations. Effective immediately, Mr. Andrews is also a co-portfolio manager of Columbia Acorn Select and effective April 30, 2004, Mr. Andrews will become the lead portfolio manager of Columbia Acorn Select, a series of the Columbia Acorn Trust. Prior to joining CWAM, Mr. Andrews was a senior analyst at Rothschild Investment Corporation. He has an MBA from Loyola University and a BSEE from the University of Florida.

Effective immediately, Robert A. Mohn, lead portfolio manager of Wanger U.S. Smaller Companies, has been named director of domestic research for CWAM.

Fund Name Changes. Effective May 1, 2004, the name of Wanger Twenty will be changed to Wanger Select, and the name of Wanger Foreign Forty will be changed to Wanger International Select.

Wanger Twenty. Effective May 1, 2004, Wanger Twenty will invest in between 20 and 40 companies.